Exhibit 99.1

1601 Market Street

Philadelphia, Pennsylvania

19103-2337

800 523.1988

215 564.6600

News Release

Contact:
For investors:	Mona Zeehandelaar – phone: 215 231.1674 2007
email: mona.zeehandelaar@radian.biz

For the media:	Michelle Davidson – phone: 215 231.1325 cell: 215 260.6760
email: michelle.davidson@radian.biz

Courtney Robinson – phone: 215 231.1762
cell: 215 629.6880
email: courtney.robinson@radian.biz

Radian Reports First Quarter Net Income of $114 Million

PHILADELPHIA, Pa., April 24, 2007 — Radian Group Inc. (NYSE: RDN) today reported that for the quarter ended March 31, 2007, Radian earned net income of $113.5 million and diluted net income per share of $1.42. Book value per share at March 31, 2007, was $52.00, an increase of 14 percent from a year earlier.

“Our core mortgage insurance and financial guaranty businesses had strong production performance this quarter, with a 35 percent jump in flow MI over last year and strong growth in written and earned premium for FG,” said Chief Executive Officer S.A. Ibrahim.

“Our primary book was not significantly affected by the disruptions in the sub-prime market in recent months,” Mr. Ibrahim added. “I believe this is a validation of our long-term approach to risk management in all areas, including sub-prime and Alt A, where we have remained disciplined in diversifying our book of business across geographies, products, clients and origination years.”

1

In the Financial Services segment, net income was $10.8 million, down from $38.7 million for the same period last year, primarily as a result of an operating loss at C-BASS.

The company also provided an update on its proposed merger with MGIC, which was announced in February this year. Radian and MGIC currently anticipate completing the merger late in the third quarter or early in the fourth quarter of 2007. To do this, both Radian and MGIC must obtain stockholder approval, with votes scheduled for early next month, as well as additional regulatory approvals.

The key financial highlights of the quarter ended March 31, 2007, are as follows:

Key Financial Highlights (dollars in thousands, except per share data)

First quarter

	Quarter ended March 31, 2007	Quarter ended March 31, 2006	Percent Change
Revenue	$341.5	$353.7	(3.4%)
Net income	$113.5	$163.7	(30.7%)
Diluted net income per share	$1.42	$1.96	(27.6%)
Net premiums written	$277.6	$279.6	(0.7%)
Net premiums earned	$249.1	$253.7	(1.8%)
Equity in net income of affiliates	$22.8	$58.3	(60.9%)
Book value per share	$52.00	$45.74	13.7%

Radian will hold a conference call on Wednesday, April 25, 2007, at 9:00 a.m. Eastern time to discuss the company’s first quarter results. This call will be broadcast live over the Internet at http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at http://www.radian.biz > News. A replay of the Webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

2

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under Investors > Webcasts, Presentations and Transcripts or by clicking on http://www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

About Radian

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Additional Information about the Radian/MGIC Transaction

MGIC Investment Corporation and Radian Group Inc. have filed a joint proxy statement/prospectus and other relevant documents concerning the MGIC/Radian merger transaction with the United States Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain these documents free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by MGIC are available free of charge by contacting Investor Relations at MGIC Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian are available free of charge by calling Investor Relations at (215) 231-1486.

3

Radian and MGIC and their respective directors and executive officers, certain members of management and other employees are participants in the solicitation of proxies from Radian stockholders and MGIC stockholders with respect to the proposed merger transaction. Information regarding the directors and executive officers of Radian and MGIC and the interests of such participants are included in the joint proxy statement/prospectus filed with the SEC which relates to the merger transaction, Radian’s 2007 annual meeting of stockholders and MGIC’s 2007 annual meeting of stockholders—and in the other relevant documents filed with the SEC.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/investors/financial/corporate.aspx.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended March 31, 2007

Exhibit D:	Segment Information Quarter Ended March 31, 2006

Exhibit E:	Financial Guaranty Insurance Supplemental Information – Quarter Ended and as of March 31, 2007

Exhibit F:	Financial Guaranty Insurance Supplemental Information – Quarter Ended and as of March 31, 2007

Exhibit G:	Mortgage Insurance Supplemental Information: New Insurance Written and Risk Written

Exhibit H:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit I:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year and Other Risk in Force

Exhibit J:	Mortgage Insurance Supplemental Information: Claims and Reserves

Exhibit K:	Mortgage Insurance Supplemental Information: Defaults

Exhibit L:	Mortgage Insurance Supplemental Information: Net Premiums Written and Earned, Smart Home, Captives and Persistency

Exhibit M:	Mortgage Insurance Supplemental Information: ALT A

Exhibit N:	Financial Services Supplemental Information

4

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended March 31
(In thousands, except per-share data)	2007	2006
Revenues:
Net premiums written	$277,634	$279,605

Net premiums earned—insurance	$214,507	$227,234
Net premiums earned—credit derivatives	34,628	26,463

Net premiums earned—total	249,135	253,697
Net investment income	60,996	54,260
Net gains on securities	13,745	22,854
Change in fair value of derivative instruments	13,789	17,630
Other income	3,818	5,211

Total revenues	341,483	353,652

Expenses:
Provision for losses	107,042	78,634
Policy acquisition costs	28,254	27,364
Other operating expenses	54,367	60,277
Merger expenses	3,328	—
Interest expense	13,056	11,840

Total expenses	206,047	178,115

Equity in net income of affiliates	22,772	58,340

Pretax income	158,208	233,877
Provision for income taxes	44,741	70,179

Net income	$113,467	$163,698

Diluted net income per share (1)	$1.42	$1.96

(1) Weighted average shares outstanding (in thousands)
Average common shares outstanding	79,428	82,937
Increase in shares—potential exercise of options—diluted basis	652	770

Weighted average shares outstanding (in thousands)	80,080	83,707

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(In thousands, except share and per-share data)	March 31 2007	December 31 2006
Assets:
Cash and investments	$6,078,573	$5,803,228
Investments in affiliates	588,323	618,841
Deferred policy acquisition costs	225,597	221,769
Prepaid federal income taxes	788,240	808,740
Other assets	444,175	476,093

Total assets	$8,124,908	$7,928,671

Liabilities and stockholders’ equity:
Unearned premiums	$974,768	$943,687
Reserve for losses and loss adjustment expenses	852,462	842,283
Long-term debt	747,849	747,770
Current federal income taxes	224,999	—
Deferred federal income taxes	942,167	1,129,740
Other liabilities	207,887	197,634

Total liabilities	3,950,132	3,861,114

Common stock	97	97
Additional paid-in capital	442,368	416,193
Retained earnings	3,584,236	3,489,290
Accumulated other comprehensive income	148,075	161,977

Total common stockholders’ equity	4,174,776	4,067,557

Total liabilities and stockholders’ equity	$8,124,908	$7,928,671

Book value per share	$52.00	$51.23
Treasury Stock Repurchases (Year-to-Date for Periods Presented)
Total number of shares repurchased	70,968	4,500,000
Average price paid per share	$56.09	$58.58
Total cost of repurchased shares	$3,980,441	$263,600,341

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31, 2007

Exhibit C

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total

Revenues:
Net premiums written	$222,289	$55,345	$—	$277,634

Net premiums earned—insurance	$180,243	$34,264	$—	$214,507
Net premiums earned—credit derivatives	15,689	18,939	—	34,628

Net premiums earned—total	195,932	53,203	—	249,135
Net investment income	35,559	25,437	—	60,996
Net gains (losses) on securities	11,123	2,824	(202)	13,745
Change in fair value of derivative instruments	(11,351)	25,140	—	13,789
Other income	2,849	140	829	3,818

Total revenues	234,112	106,744	627	341,483

Expenses:
Provision for losses	112,854	(5,812)	—	107,042
Policy acquisition costs	16,523	11,731	—	28,254
Other operating expenses	36,272	14,235	3,860	54,367
Merger expenses	3,328	—	—	3,328
Interest expense	6,854	4,596	1,606	13,056

Total expenses	175,831	24,750	5,466	206,047

Equity in net income of affiliates	—	—	22,772	22,772

Pretax income	58,281	81,994	17,933	158,208
Provision for income taxes	13,579	24,078	7,084	44,741

Net income	$44,702	$57,916	$10,849	$113,467

Assets	$4,774,210	$2,757,800	$592,898	$8,124,908
Deferred policy acquisition costs	67,835	157,762	—	225,597
Reserve for losses and loss adjustment expenses	676,691	175,771	—	852,462
Unearned premiums	277,135	697,633	—	974,768
Stockholders’ equity	2,322,374	1,457,712	394,690	4,174,776

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended March 31, 2006

Exhibit D

(In thousands)	Mortgage Insurance	Financial Guaranty	Financial Services	Total

Revenues:
Net premiums written	$223,766	$55,839	$—	$279,605

Net premiums earned—insurance	$192,971	$34,263	$—	$227,234
Net premiums earned—credit derivatives	9,735	16,728	—	26,463

Net premiums earned—total	202,706	50,991	—	253,697
Net investment income	31,665	22,518	77	54,260
Net gains on securities	13,577	7,178	2,099	22,854
Change in fair value of derivative instruments	9,121	8,509	—	17,630
Other income	3,634	214	1,363	5,211

Total revenues	260,703	89,410	3,539	353,652

Expenses:
Provision for losses	71,097	7,537	—	78,634
Policy acquisition costs	13,345	14,019	—	27,364
Other operating expenses	44,267	14,756	1,254	60,277
Interest expense	6,701	4,026	1,113	11,840

Total expenses	135,410	40,338	2,367	178,115

Equity in net income of affiliates	—	—	58,340	58,340

Pretax income	125,293	49,072	59,512	233,877
Provision for income taxes	37,149	12,200	20,830	70,179

Net income	$88,144	$36,872	$38,682	$163,698

Assets	$4,504,282	$2,456,875	$449,437	$7,410,594
Deferred policy acquisition costs	68,619	140,905	—	209,524
Reserve for losses and loss adjustment expenses	587,114	204,576	—	791,690
Unearned premiums	233,364	641,369	—	874,733
Stockholders’ equity	2,186,177	1,278,432	306,611	3,771,220

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit E

($ in thousands, except ratios)	Quarter Ended March 31
	2007	2006
Net Premiums Written:
Public finance direct	$12,780	$13,438
Public finance reinsurance	18,154	17,983
Structured direct	5,247	3,991
Structured reinsurance	5,912	3,005
Trade credit reinsurance	(74)	2,978

Net premiums written—insurance	42,019	41,395
Net premiums written—credit derivatives	13,326	14,444

Total Net Premiums Written	$55,345	$55,839

Net Premiums Earned:
Public finance direct	$11,585	$7,753
Public finance reinsurance	11,100	8,293
Structured direct	4,691	4,912
Structured reinsurance	6,194	4,594
Trade credit reinsurance	694	8,711

Net premiums earned—insurance	34,264	34,263
Net premiums earned—credit derivatives	18,939	16,728

Total Net Premiums Earned	$53,203	$50,991

Refundings included in earned premium	$6,586	$2,382

Claims paid:
Trade credit reinsurance	$2,646	$4,000
Other financial guaranty	(69)	(110)
Conseco	3,108	4,317

Total	$5,685	$8,207

Incurred losses:
Trade credit reinsurance	$(3,136)	$3,950
Other financial guaranty	(2,676)	4,619
Conseco	—	(1,032)

Total	$(5,812)	$7,537

Loss ratio—GAAP Basis	(10.9%)	14.8%
Expense ratio—GAAP Basis	48.8%	56.4%

	37.9%	71.2%

Net (receipts) payments under derivatives contracts	$(11,228)	$66,639

Radian Group Inc.

Financial Guaranty Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit F

($ in thousands, except ratios)	March 31 2007	December 31 2006	March 31 2006

Capital and surplus	$1,042,548	$1,014,958	$983,349
Contingency reserve	357,176	336,719	283,163

Qualified statutory capital	1,399,724	1,351,677	1,266,512
Unearned premium reserve	837,024	829,340	757,245
Loss and loss expense reserve	88,253	96,829	114,177

Total statutory policyholders' reserves	2,325,001	2,277,846	2,137,934
Present value of installment premiums	377,105	345,565	294,872
Reinsurance and soft capital facilities	150,000	150,000	150,000

Total statutory claims paying resources	$2,852,106	$2,773,411	$2,582,806

Net debt service outstanding	$155,568,589	$143,728,116	$117,942,386

Capital leverage ratio (1)	111	106	93
Claims paying leverage ratio (2)	55	52	46
Net par outstanding by product:
Public finance direct	$16,590,493	$16,324,170	$14,391,889
Public finance reinsurance	39,311,697	37,488,972	34,494,004
Structured direct	52,945,169	44,960,360	29,563,075
Structured reinsurance	5,261,220	5,192,122	4,881,345

Total	$114,108,579	$103,965,624	$83,330,313

Reinsurance business net par outstanding:
Treaty	59%	59%	59%
Facultative	41%	41%	41%
Reserve for losses and LAE
Specific	$33,011	$35,320	$43,568
Conseco	30,866	33,975	45,421
Non-specific	111,894	119,752	115,587

Total	$175,771	$189,047	$204,576

(1)	Net debt service outstanding divided by qualified statutory capital
(2)	Net debt service outstanding divided by total statutory claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit G

	Quarter Ended March 31
	2007	%	2006	%
Primary New Insurance Written ($ in millions)
Flow	$7,049	53.3%	$5,234	40.9%
Structured	6,178	46.7%	7,569	59.1%

Total Primary	$13,227	100.0%	$12,803	100.0%

Flow
Prime	$5,050	71.6%	$3,771	72.1%
Alt-A	1,401	19.9%	1,105	21.1%
A minus and below	598	8.5%	358	6.8%

Total Flow	$7,049	100.0%	$5,234	100.0%

Structured
Prime	$93	1.5%	$2,264	29.9%
Alt-A	5,905	95.6%	3,917	51.8%
A minus and below	180	2.9%	1,388	18.3%

Total Structured	$6,178	100.0%	$7,569	100.0%

Total
Prime	$5,143	38.9%	$6,035	47.2%
Alt-A	7,306	55.2%	5,022	39.2%
A minus and below	778	5.9%	1,746	13.6%

Total Primary	$13,227	100.0%	$12,803	100.0%

Total Primary New Insurance Written by FICO Score
($ in millions)
Flow
<=619	$486	6.9%	$278	5.3%
620-679	2,255	32.0%	1,547	29.6%
680-739	2,479	35.2%	1,991	38.0%
>=740	1,829	25.9%	1,418	27.1%

Total Flow	$7,049	100.0%	$5,234	100.0%

Structured
<=619	$126	2.0%	$1,388	18.3%
620-679	1,376	22.3%	2,181	28.8%
680-739	3,068	49.7%	2,505	33.1%
>=740	1,608	26.0%	1,495	19.8%

Total Structured	$6,178	100.0%	$7,569	100.0%

Total
<=619	$612	4.6%	$1,666	13.0%
620-679	3,631	27.5%	3,728	29.1%
680-739	5,547	41.9%	4,496	35.1%
>=740	3,437	26.0%	2,913	22.8%

Total Primary	$13,227	100.0%	$12,803	100.0%

Percentage of primary new insurance written
Refinances	37%		39%
95.01% LTV and above	16%		8%
ARMs
Less than 5 years	42%		41%
5 years and longer	5%		19%
Primary risk written ($ in millions)
Flow	$1,746	90.0%	$1,329	55.9%
Structured	194	10.0%	1,050	44.1%

Total Primary	$1,940	100.0%	$2,379	100.0%

Pool risk written (In millions)	$89		$61

Other risk written (In millions)
Seconds
1st loss	$3		$24
2nd loss	21		132
NIMs	268		89
International
1st loss-Hong Kong primary mortgage insurance	19		17
Reinsurance	17		2
Other
Domestic credit default swaps	—		20

Total other risk written	$328		$284

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit H

	March 31		March 31
	2007	%	2006	%
Primary insurance in force ($ in millions)
Flow	$85,649	71.5%	$81,597	71.6%
Structured	34,063	28.5%	32,316	28.4%

Total Primary	$119,712	100.0%	$113,913	100.0%

Prime	$77,414	64.7%	$76,141	66.8%
Alt-A	31,023	25.9%	23,767	20.9%
A minus and below	11,275	9.4%	14,005	12.3%

Total Primary	$119,712	100.0%	$113,913	100.0%

Primary risk in force ($ in millions)
Flow	$21,267	82.7%	$20,073	77.0%
Structured	4,446	17.3%	6,003	23.0%

Total Primary	$25,713	100.0%	$26,076	100.0%

Flow
Prime	$16,653	78.3%	$15,595	77.7%
Alt-A	3,015	14.2%	2,948	14.7%
A minus and below	1,599	7.5%	1,530	7.6%

Total Flow	$21,267	100.0%	$20,073	100.0%

Structured
Prime	$1,797	40.4%	$2,379	39.6%
Alt-A	1,442	32.4%	1,623	27.1%
A minus and below	1,207	27.2%	2,001	33.3%

Total Structured	$4,446	100.0%	$6,003	100.0%

Total
Prime	$18,450	71.8%	$17,974	68.9%
Alt-A	4,457	17.3%	4,571	17.5%
A minus and below	2,806	10.9%	3,531	13.6%

Total Primary	$25,713	100.0%	$26,076	100.0%

Total Primary Risk in Force by FICO Score
($ in millions)
Flow
<=619	$1,381	6.5%	$1,281	6.4%
620-679	6,574	30.9%	6,224	31.0%
680-739	7,733	36.4%	7,383	36.8%
>=740	5,579	26.2%	5,185	25.8%

Total Flow	$21,267	100.0%	$20,073	100.0%

Structured
<=619	$1,205	27.1%	$2,002	33.3%
620-679	1,539	34.6%	2,170	36.2%
680-739	1,130	25.4%	1,268	21.1%
>=740	572	12.9%	563	9.4%

Total Structured	$4,446	100.0%	$6,003	100.0%

Total
<=619	$2,586	10.0%	$3,283	12.6%
620-679	8,113	31.6%	8,394	32.2%
680-739	8,863	34.5%	8,651	33.2%
>=740	6,151	23.9%	5,748	22.0%

Total Primary	$25,713	100.0%	$26,076	100.0%

Percentage of primary risk in force
Refinances	33%		36%
95.01% LTV and above	19%		14%
ARMs
Less than 5 years	18%		24%
5 years and longer	9%		9%
Pool risk in force ($ in millions)
Prime	$2,207	72.0%	$2,098	76.3%
Alt-A	301	9.8%	272	9.9%
A minus and below	558	18.2%	380	13.8%

Total	$3,066	100.0%	$2,750	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit I

	March 31		March 31
	2007	%	2006	%
Total Primary Risk in Force by LTV ($ in millions)
95.01% and above	$4,795	18.6%	$3,680	14.1%
90.01% to 95.00%	7,965	31.0%	8,473	32.5%
85.01% to 90.00%	9,157	35.6%	9,476	36.3%
85.00% and below	3,796	14.8%	4,447	17.1%

Total	$25,713	100.0%	$26,076	100.0%

Total Primary Risk in Force by Policy Year ($ in millions)
2003 and prior	6,653	25.9%	$9,288	35.6%
2004	4,198	16.3%	6,407	24.6%
2005	6,137	23.9%	8,015	30.7%
2006	6,815	26.5%	2,366	9.1%
2007	1,910	7.4%	—	0.0%

Total	$25,713	100.0%	$26,076	100.0%

Total Pool Risk in Force by Policy Year ($ in millions)
2003 and prior	1,749	57.0%	$1,815	66.0%
2004	290	9.5%	293	10.7%
2005	650	21.2%	581	21.1%
2006	285	9.3%	61	2.2%
2007	92	3.0%	—	—

Total Pool risk in Force	$3,066	100.0%	$2,750	100.0%

Other risk in force (In millions)
Seconds
1st loss	$555		$594
2nd loss	605		756
NIMs	783		303
International
1st loss—Hong Kong primary mortgage insurance	353		288
Reinsurance	61		29
Credit default swaps	7,875		7,581
Other
Domestic credit default swaps	212		200
Financial guaranty wrap	—		205

Total other risk in force	$10,444		$9,956

Risk to capital ratio—STAT Basis	10.4:1		11.1:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit J

	Quarter Ended March 31
	2007	2006
Direct claims paid (In thousands)
Prime	$33,125	$30,109
Alt-A	19,998	18,790
A minus and below	29,080	23,391
Seconds and other	13,621	7,903

Total	$95,824	$80,193

Average claim paid (In thousands)
Prime	$28.1	$26.9
Alt-A	39.7	40.4
A minus and below	29.6	29.1
Seconds	28.8	22.9
Total	30.6	29.4

Loss ratio—GAAP Basis	57.6%	35.1%
Expense ratio—GAAP Basis	26.9%	28.4%

	84.5%	63.5%

Reserve for losses by category (In thousands):
Prime	$200,262	$181,001
Alt-A	146,329	135,336
A minus and below	228,066	195,246
Pool Insurance	34,599	36,199
Seconds	38,347	30,144
Other	900	9,188

Reserve for losses, net	648,503	587,114
Reinsurance recoverable	28,188 (1)	—

Total	$676,691	$587,114

(1)	Reinsurance recoverable on a first-loss second lien captive.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit K

	March 31 2007	December 31 2006	March 31 2006
Default Statistics
Primary insurance:

Flow
Prime
Number of insured loans	504,941	500,464	501,632
Number of loans in default	14,013	15,141	15,117
Percentage of loans in default	2.78%	3.03%	3.01%

Alt-A
Number of insured loans	65,075	63,469	64,555
Number of loans in default	4,513	4,348	4,468
Percentage of loans in default	6.94%	6.85%	6.92%

A minus and below
Number of insured loans	53,379	52,440	52,700
Number of loans in default	6,704	7,250	6,833
Percentage of loans in default	12.56%	13.83%	12.97%

Total Flow
Number of insured loans	623,395	616,373	618,887
Number of loans in default	25,230	26,739	26,418
Percentage of loans in default	4.05%	4.34%	4.27%

Structured
Prime
Number of insured loans	59,194	62,680	67,353
Number of loans in default	3,231	3,300	2,414
Percentage of loans in default	5.46%	5.26%	3.58%

Alt-A
Number of insured loans	84,050	70,164	63,800
Number of loans in default	3,922	3,647	2,491
Percentage of loans in default	4.67%	5.20%	3.90%

A minus and below
Number of insured loans	34,429	36,597	51,277
Number of loans in default	7,971	9,014	7,859
Percentage of loans in default	23.15%	24.63%	15.33%

Total Structured
Number of insured loans	177,673	169,441	182,430
Number of loans in default	15,124	15,961	12,764
Percentage of loans in default	8.51%	9.42%	7.00%

Total Primary Insurance
Prime
Number of insured loans	564,135	563,144	568,985
Number of loans in default	17,244	18,441	17,531
Percentage of loans in default	3.06%	3.27%	3.08%

Alt-A
Number of insured loans	149,125	133,633	128,355
Number of loans in default	8,435	7,995	6,959
Percentage of loans in default	5.66%	5.98%	5.42%

A minus and below
Number of insured loans	87,808	89,037	103,977
Number of loans in default	14,675	16,264	14,692
Percentage of loans in default	16.71%	18.27%	14.13%

Total Primary Insurance
Number of insured loans	801,068	785,814	801,317
Number of loans in default	40,354 (1)	42,700 (1)	39,182 (1)
Percentage of loans in default	5.04%	5.43%	4.89%

Pool insurance:
Number of loans in default	17,989 (2)	18,681 (2)	15,072 (2)

(1)	Includes approximately 1,541, 1,161 and 439 defaults at March 31, 2007, December 31, 2006 and March 31, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.
(2)	Includes approximately 13,036, 13,309 and 9,019 defaults at March 31, 2007, December 31, 2006 and March 31, 2006, respectively, where reserves have not been established because no claim payment is currently anticipated.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit L

	Quarter Ended March 31
	2007	2006
Net Premiums Written (In thousands)
Primary and Pool Insurance	$192,108	$193,446
Seconds	11,179	10,539
International	3,124	1,920

Net premiums written—insurance	206,411	205,905
Net premiums written—credit derivatives	15,878	17,861

Total Net Premiums Written	$222,289	$223,766

Net Premiums Earned (In thousands)
Primary and Pool Insurance	$167,155	$175,808
Seconds	9,172	14,910
International	3,916	2,253

Net premiums earned—insurance	180,243	192,971
Net premiums earned—credit derivatives	15,689	9,735

Total Net Premiums Earned	$195,932	$202,706

SMART HOME (In millions)
Ceded Premiums Written	$3.2	$2.2
Ceded Premiums Earned	$2.9	$2.4
Captives
Premiums ceded to captives (In millions)	$28.1	$22.9
% of total premiums	14.2%	11.4%
NIW subject to captives (In millions)	$4,994	$2,776
% of primary NIW	37.8%	21.7%
IIF included in captives (1)	34.3%	32.2%
RIF included in captives (1)	39.7%	35.2%

Persistency (twelve months ended March 31)	69.5%	58.6%

	March 31 2007	March 31 2006
SMART HOME
% of Primary RIF included in Smart Home Transactions (1)	9.0%	7.1%

(1)	Radian reinsures the middle layer risk positions, while retaining a significant portion of the total risk comprising the first loss and most remote risk positions.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter Ended and as of March 31, 2007

ALT-A

Exhibit M

($ in millions)	Quarter Ended March 31
	2007	%	2006	%
Primary New Insurance Written by FICO Score
<=619	$8	0.1%	$6	0.1%
620-659	589	8.1%	709	14.1%
660-679	1,165	15.9%	634	12.6%
680-739	3,640	49.8%	2,324	46.3%
>=740	1,904	26.1%	1,349	26.9%

Total	$7,306	100.0%	$5,022	100.0%

Primary Risk in Force by FICO Score
<=619	$22	0.5%	$34	0.7%
620-659	708	15.9%	937	20.5%
660-679	723	16.2%	766	16.8%
680-739	2,019	45.3%	1,961	42.9%
>=740	985	22.1%	873	19.1%

Total	$4,457	100.0%	$4,571	100.0%

Primary Risk in Force by LTV
95.01% and above	$150	3.4%	$161	3.5%
90.01% to 95.00%	1,225	27.5%	1,360	29.8%
85.01% to 90.00%	1,916	43.0%	1,930	42.2%
85.00% and below	1,166	26.1%	1,120	24.5%

Total	$4,457	100.0%	$4,571	100.0%

Primary Risk in Force by Policy Year
2003 and prior	$779	17.5%	$1,206	26.4%
2004	622	14.0%	1,180	25.8%
2005	1,056	23.7%	1,538	33.6%
2006	1,478	33.1%	647	14.2%
2007	522	11.7%	—	—

Total	$4,457	100.0%	$4,571	100.0%

Radian Group Inc.

Financial Services Supplemental Information

For the Quarter Ended and as of March 31, 2007

Exhibit N

	Quarter Ended March 31
(In thousands )	2007	2006
Investment in Affiliates-Selected Information
C-BASS
Balance, beginning of period	$451,395	$364,364
Net (loss) income for period	(6,804)	30,026
Dividends received	—	7,347

Balance, end of period	$444,591	$387,043

Sherman
Balance, beginning of period	$167,412	$81,753
Net income for period	29,576	28,315
Dividends received	51,512	60,515
Other comprehensive income	(1,778)	55

Balance, end of period	$143,698	$49,608

Portfolio Information:
C-BASS
Servicing portfolio	$59,600,000	$53,340,000
Total assets	6,867,894	4,704,015
Servicing income	43,126	74,069
Net interest income	78,852	65,040
Total revenues	38,981	171,124
Sherman
Total assets	$1,234,046	$1,010,930
Net revenues	$251,995	$237,672

Radian owns a 46% interest in C-BASS and an interest in Sherman, consisting of 40.96% of the Class A Common Units of Sherman (Class A Common Units represent 94% of the total equity in Sherman) and 50% of the Preferred Units of Sherman.

All statements made in this news release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers; risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and financial guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; changes in Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer, lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of inquiries that we and other mortgage insurers have received from the New York Insurance Department and public reports that other state insurance departments are investigating or planning to investigate captive reinsurance arrangements used in the mortgage insurance industry) or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and risks and uncertainties associated with our proposed merger with MGIC Investment Corporation, including, without limitation: the ability to complete the transaction on the proposed terms and schedule; the risk that the two companies and their businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or other business relationships; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that potential sales of assets in connection with the merger may negatively impact the financial performance of the combined company; and the possibility that the merger may not be completed, whether due to the failure to receive the requisite stockholder or regulatory approvals or otherwise, which may have an adverse effect on our customers, employees and other business relationships, and may have a materially adverse impact on our financial results and prospects. For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A of our annual report on Form 10-K for the year ended December 31, 2006 and in the joint proxy statement/prospectus for our 2007 annual meeting. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this news release. Radian does not intend to, and disclaims any duty or obligation to, update or revise any forward-looking statements made in this news release to reflect new information, future events or for any other reason.